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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-35257, 333-35259, 333-38657, 333-38659,
333-59783 and 333-59797) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-61005) of Peritus Software Services, Inc. of our report dated March 28, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2000